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                                 FIRST AMENDMENT
                                       TO
                              CONTRACTOR AGREEMENT


        THIS FIRST AMENDMENT (this "FIRST AMENDMENT") is made as of August 31, 2004, by and among Narrowstep Limited (registered number 4412126) (the "SUBSIDIARY"), Narrowstep Inc., a Delaware corporation (the "Company"), and Adamao Ltd, a United Kingdom Corporation (the "CONTRACTOR"), to amend, supplement and clarify certain provisions of the Agreement dated November 20, 2003 between the Subsidiary and the Contractor regarding the provision of the Contractor's services on behalf of the Subsidiary (the "CONTRACTOR Agreement"). Capitalized terms not defined herein have the meanings set forth in the Contractor Agreement.

                          W I T N E S S E T H T H A T:

        WHEREAS, the Subsidiary and the Contractor entered into the Contractor Agreement; and

        WHEREAS, the parties hereto desire to add the Company as a party to the Contractor Agreement and to clarify and amend certain provisions of the Contractor Agreement; and

        WHEREAS, the Contractor has agreed to such clarifications and amendments and is willing to provide the services under the Contractor Agreement as amended hereby.

        NOW, THEREFORE, in consideration of the foregoing and the mutual premises contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

        1. CLARIFICATION AND AMENDMENT OF SCHEDULE 1. Schedule 1 to the Contractor Agreement states that:

                "Share options in Narrowstep Inc shall be granted at .20c based on the following plan:

                o       25,000 upon implementation of this Contract

                o       100,000 on listing on the OTC market of Nasdaq.

                o 10,000 per quarter provided agreed turnover and profit targets for the period have been achieved, these to be agreed within 2 months of commencement of this agreement.

                o 100,000 per year providing agreed turnover and profit targets for the period have been achieved, these to be agreed within 2 months of commencement of this agreement."

The parties agree that, in satisfaction and in lieu of such requirements and with the Contractor's consent, Peter Lloyd, the Managing Director of the Contractor and a 55% owner of the

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Contractor, has been granted prior to the date hereof options for an aggregate of 265,000 shares of the Company's common stock, which options have an exercise price of U.S. $0.20 per share, shall expire on December 31, 2008 and which options have vested or shall vest as follows: (i) 25,000 shares vested January 1, 2004, (ii) 140,000 shares shall vest at such time as the Company meets certain revenue targets as specified in the option agreement between the Company and Peter Lloyd evidencing such option grants, and (iii) 100,000 shares shall vest upon the effectiveness of that certain Registration Statement on Form SB-2 originally filed by the Company with the Securities and Exchange Commission on September 9, 2003.

        2. RATIFICATION OF CONTRACTOR AGREEMENT. Except as expressly amended or modified pursuant to the terms of this First Amendment, the Contractor Agreement shall continue in full force and effect. Contractor hereby waives any and all rights, whether accrued or contingent, which it may otherwise have had under the Contractor Agreement pursuant to provisions thereof which have been modified or superceded by this First Amendment, except, in all cases, as arise as a result of the provisions hereof. The clarifications and amendments to the Contractor Agreement contained in this First Amendment shall be considered an integral part of the Contractor Agreement.

        3. CHOICE OF LAW. This First Amendment shall be governed and interpreted in accordance with English law.


      [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURE PAGE FOLLOWS]


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        EXECUTED as a DEED for and on behalf of the Subsidiary by:



                                        /s/ Clifford Webb
                                        ----------------------------------------
                                        Director



                                        /s/ Conrad Nortier
                                        ----------------------------------------
                                        Secretary



        EXECUTED as a DEED for and on behalf of the Company by:



                                        /s/ Iolo Jones
                                        ----------------------------------------
                                        Iolo Jones, Chief Executive Officer



        Signed on behalf of the said ADAMAO LTD by Peter Lloyd:



                                        /s/ Peter Lloyd
                                        ----------------------------------------
                                        Peter Lloyd, Managing Director

        In the presence of:


                                        /s/ Sze Fairman
                                        ----------------------------------------
                                        Name:



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